Exhibit 99.2

Supplemental Financial Information

Third Quarter 2010

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our Registration Statement on Form S-1, originally filed with the U.S. Securities and Exchange Commission (SEC) on November 5, 2009, as amended through March 31, 2010 and as updated in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

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Preface	PRIMERICA, INC.
Financial Supplement

THIRD QUARTER 2010

This document is a financial supplement to our third quarter 2010 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains and losses, the expense associated with equity awards granted in connection with our initial public offering (“IPO”), and items believed by management not to be indicative of ongoing operations. For periods ending on or before March 31, 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had occurred at the beginning of the respective calendar year.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of Non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•

On April 1, 2010, Citi contributed the legal entities comprising our business to us. We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders. Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”). Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

•	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

•

Prior to April 8, 2010, our federal income tax return was consolidated into Citi’s federal income tax return. In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability through March 31, 2010. In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO. Our advance tax payments paid to Citi exceeded our actual tax liabilities. As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders’ equity.

Certain items throughout this supplement may not add due to rounding. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable; certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Quarterly Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	(2) Mar 31, 2010	(3) Jun 30, 2010	Sep 30, 2010
Balance Sheets
Assets:
Investments and cash	$5,866,133	$6,360,019	$6,888,696	$7,096,708	$3,002,900	$2,275,564	$2,284,127
Due from reinsurers	833,696	837,726	849,665	867,242	3,595,239	3,603,532	3,668,585
Deferred policy acquisition costs	2,718,724	2,757,143	2,797,269	2,789,905	702,429	745,322	798,335
Income taxes	—	—	—	—	56,114	—	—
Other assets	409,095	406,318	402,836	380,584	394,542	393,893	401,752
Separate account assets	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936	2,301,896

Total assets	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491	$9,117,247	$9,454,695

Liabilities:
Future policy benefits	$4,038,781	$4,100,628	$4,161,925	$4,197,454	$4,248,277	$4,286,258	$4,349,375
Other policy liabilities	570,327	574,991	597,617	604,343	630,294	608,307	609,047
Income taxes	647,037	740,985	873,367	890,617	—	129,776	127,732
Other liabilities	335,639	358,927	374,251	498,252	1,125,954	376,374	370,331
Note payable	—	—	—	—	—	300,000	300,000
Separate account liabilities	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936	2,301,896

Total liabilities	7,128,151	7,542,459	8,040,279	8,284,008	8,226,792	7,799,651	8,058,381

Stockholders’ equity:
Common stock (1)	—	—	—	—	—	727	727
Paid-in capital	1,086,861	1,095,756	1,097,843	1,124,096	1,312,072	870,706	882,676
Retained earnings	3,447,196	3,565,166	3,683,697	3,648,801	300,531	304,075	342,920
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505	120,949
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)	(2,883)
Cumulative translation adjustment	(12,298)	8,857	33,012	40,891	53,076	48,286	51,925

Total stockholders’ equity	4,235,864	4,585,675	4,931,306	4,943,773	1,746,699	1,317,596	1,396,314

Total liabilities and stockholders’ equity	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491	$9,117,247	$9,454,695

Reconciliation of Adjusted Stockholders’ Equity to Total Stockholders’ Equity
Adjusted stockholders’ equity	$4,521,759	$4,669,779	$4,814,552	$4,813,788	$1,665,679	$1,223,794	$1,278,248
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505	120,949
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)	(2,883)

Total reconciling items	(285,895)	(84,104)	116,754	129,985	81,020	93,802	118,066

Total stockholders’ equity	$4,235,864	$4,585,675	$4,931,306	$4,943,773	$1,746,699	$1,317,596	$1,396,314

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,727,422	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429	$745,322
General expenses deferred	13,416	14,563	21,006	15,552	16,095	15,061	14,876
Commission costs deferred	79,506	87,314	83,228	76,496	77,208	56,831	57,232
Amortization of deferred policy acquisition costs	(94,814)	(86,234)	(88,736)	(111,506)	(91,756)	(22,899)	(23,844)
Transferred to reinsurers	—	—	—	—	(2,099,941)	—	—
Foreign currency impact and other, net	(6,806)	22,777	24,629	12,094	10,918	(6,100)	4,750

Balance, end of period	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429	$745,322	$798,335

(1)	Common stock reflects $.01 par value. Outstanding common shares exclude restricted stock units.
(2)	The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010. The Citi reinsurance transactions were given retroactive effect to January 1, 2010. As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.
(3)	The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders’ equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders’ equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

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Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except per-share data)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Earnings per Share
Basic earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588	72,259,352
Net income	na	na	na	na	na	$22,008	$39,595
Less income attributable to unvested participating securities	na	na	na	na	na	(928)	(1,540)

Net income used in computing basic EPS	na	na	na	na	na	$21,080	$38,055

Basic earnings per share	na	na	na	na	na	$0.29	$0.53

Net operating income	na	na	na	na	na	$37,199	$40,913
Less operating income attributable to unvested participating securities	na	na	na	na	na	(1,569)	(1,591)

Net operating income used in computing basic operating EPS	na	na	na	na	na	$35,631	$39,322

Basic net operating income per share	na	na	na	na	na	$0.50	$0.54

Diluted earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588	72,259,352
Diluted impact of warrants	na	na	na	na	na	890,777	660,066

Shares used to calculate diluted EPS	na	na	na	na	na	72,734,365	72,919,418
Net income	na	na	na	na	na	$22,008	$39,595
Less income attributable to unvested participating securities	na	na	na	na	na	(917)	(1,527)

Net income used in computing diluted EPS	na	na	na	na	na	$21,091	$38,068

Diluted earnings per share	na	na	na	na	na	$0.29	$0.52

Net operating income	na	na	na	na	na	$37,199	$40,913
Less operating income attributable to unvested participating securities	na	na	na	na	na	(1,550)	(1,578)

Net operating income used in computing diluted operating EPS	na	na	na	na	na	$35,649	$39,335

Diluted net operating income per share	na	na	na	na	na	$0.49	$0.54

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization. Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations. These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income. In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities. We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Annualized Return on Equity
Average stockholders’ equity	na	na	na	na	na	$1,296,220	$1,356,955
Average adjusted stockholders’ equity	na	na	na	na	na	$1,208,809	$1,251,021
Net income return on stockholders’ equity	na	na	na	na	na	6.8%	11.7%
Net income return on adjusted stockholders’ equity	na	na	na	na	na	7.3%	12.7%
Net operating income return on adjusted stockholders’ equity	na	na	na	na	na	12.3%	13.1%

Capital Structure
Debt-to-capital (1)	na	na	na	na	na	18.5%	17.7%
Cash and invested assets to stockholders’ equity	na	na	na	na	na	1.7	1.6
Cash and invested assets to adjusted stockholders’ equity	na	na	na	na	na	1.9	1.8
Share count, end of period (2)	na	na	na	na	na	72,729,617	72,727,173
Adjusted stockholders’ equity per share	na	na	na	na	na	$16.83	$17.58

Financial Strength Ratings
Primerica Life Insurance Company:
S&P	AA	AA	AA	AA	AA	AA-	AA-
A.M. Best	A+	A+	A+	A+	A+	A+	A+
Fitch	A+	A+	A+	A+	A+	A+	A+

(1)	Capital in the debt-to-capital ratio includes stockholders’ equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs). The RSUs will deliver common shares in the future as the restrictions lift. The shares underlying these RSUs were contributed by Citi concurrent with our IPO and were subsequently retired.

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Statements of Income	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	(4) Q2 2010	(4) Q3 2010
Statement of Income
Revenues:
Direct premiums	$516,647	$529,004	$531,713	$535,417	$537,845	$547,455	$547,444
Ceded premiums	(137,609)	(158,401)	(154,725)	(160,019)	(148,119)	(447,213)	(437,054)

Net premiums	379,038	370,603	376,987	375,399	389,726	100,242	110,390
Net investment income	82,385	89,755	88,736	90,450	82,576	27,991	27,855
Commissions and fees:
Sales-based (1)	28,203	29,451	28,672	32,472	36,363	36,301	32,941
Asset-based (2)	27,555	29,718	33,344	36,964	38,014	39,445	37,602
Account-based (3)	11,089	10,784	10,717	10,657	10,208	10,317	10,620
Other commissions and fees	12,870	12,737	11,546	9,208	7,105	7,162	8,574
Realized investment (losses) gains	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015
Other, net	12,955	13,542	12,586	13,948	11,893	12,466	12,239

Total revenues	542,837	547,587	551,376	578,602	606,942	234,299	241,236

Benefits and expenses:
Benefits and claims	145,749	151,444	154,631	148,448	170,735	45,124	49,811
Amortization of DAC	94,814	86,234	88,736	111,506	91,756	22,899	23,844
Insurance commissions	14,620	6,396	6,384	6,988	6,371	4,233	5,100
Insurance expenses	40,088	36,203	39,480	32,989	37,529	10,083	11,999
Sales commissions:
Sales-based (1)	21,106	21,555	20,780	23,470	26,203	25,998	23,474
Asset-based (2)	9,430	9,533	10,883	12,157	12,715	12,911	12,232
Other sales commissions	9,653	9,301	8,513	6,374	4,963	4,603	6,558
Interest expense	—	—	—	—	—	6,928	6,968
Other operating expenses	32,601	28,587	34,092	37,698	36,268	65,183	39,371

Total benefits and expenses	368,062	349,253	363,502	379,630	386,541	197,961	179,357

Income before income taxes	174,775	198,334	187,875	198,972	220,402	36,338	61,879
Income taxes	62,218	66,214	64,044	72,890	77,116	14,330	22,284

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008	$39,595

Income Before Income Taxes by Segment
Term Life	$162,150	$171,865	$168,605	$156,391	$160,367	$44,095	$42,582
Investment & Savings Products	20,371	20,717	26,221	26,096	25,447	26,735	26,578
Corporate & Other Distributed Products	(7,746)	5,751	(6,951)	16,485	34,587	(34,492)	(7,281)

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338	$61,879

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)	Reflects the full effect of the reinsurance and reorganization transactions we executed in connection with our IPO. As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses reflect the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	YOY Q3				YOY YTD
								$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$211,734	$226,783	$236,734	$250,103	$224,822	$233,925	$240,221	$3,487	1.5%	$675,252	$698,968	$23,716	3.5%
Operating revenues reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015	nm	nm	(31,473)	32,446	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	—	nm	nm	825,004	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	—	nm	nm	173,017	54,735	nm	nm
Other income adjustment to Term Life Insurance segment (1)	—	(1,379)	1,379	—	—	—	—	nm	nm	—	—	nm	nm
Other income adjustment to Corporate & Other segment (1)	—	1,379	(1,379)	—	—	—	—	nm	nm	—	—	nm	nm

Total operating revenues reconciling items	331,103	320,803	314,642	328,498	382,121	374	1,015	nm	nm	966,548	383,510	nm	nm

Total revenues	$542,837	$547,587	$551,376	$578,602	$606,942	$234,299	$241,236	$(310,140)	-56.2%	$1,641,800	$1,082,477	$(559,323)	-34.1%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$45,179	$68,219	$62,579	$67,293	$58,689	$61,421	$63,940	$1,361	2.2%	$175,977	$184,049	$8,072	4.6%
Operating income before income taxes reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015	nm	nm	(31,473)	32,446	nm	nm
Initial & accelerated management / field grant expense	—	—	—	—	—	(25,457)	(3,076)	nm	nm	—	(28,533)	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	—	nm	nm	825,004	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	—	nm	nm	173,017	54,735	nm	nm
Benefits and claims - ceded to Citi reinsurers	(109,112)	(108,383)	(107,166)	(99,325)	(128,204)	—	—	nm	nm	(324,661)	(128,204)	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(73,073)	(63,860)	(63,631)	(79,167)	(71,389)	—	—	nm	nm	(200,564)	(71,389)	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	(1,180)	(1,409)	(1,450)	(1,484)	(1,669)	—	—	nm	nm	(4,039)	(1,669)	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	(24,864)	(23,862)	(23,756)	(24,133)	(26,083)	—	—	nm	nm	(72,482)	(26,083)	nm	nm
Interest expense - finance charge payable to Citi reinsurer	2,597	2,700	2,532	3,164	2,812	—	—	nm	nm	7,829	2,812	nm	nm
Interest expense - note payable	4,125	4,125	4,125	4,125	4,125	—	—	nm	nm	12,375	4,125	nm	nm
Other income adjustment to Term Life Insurance segment (1)	—	(1,379)	1,379	—	—	—	—	nm	nm	—	—	nm	nm
Other income adjustment to Corporate & Other segment (1)	—	1,379	(1,379)	—	—	—	—	nm	nm	—	—	nm	nm
Insurance expense adjustment to Term Life Insurance segment (1)	—	—	(1,791)	2,635	—	—	—	nm	nm	(1,791)	—	nm	nm
Other operating expense adjustment to Investment & Savings segment (1)	—	—	1,791	—	—	—	—	nm	nm	1,791	—	nm	nm
Other operating expense adjustment to Corporate & Other segment (1)	—	—	—	(2,635)	—	—	—	nm	nm	—	—	nm	nm

Total operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	(2,061)	nm	nm	385,006	134,569	nm	nm

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338	$61,879	$(125,996)	-67.1%	$560,984	$318,619	$(242,365)	-43.2%

Reconciliation from Net Operating Income to Net Income
Net operating income	$29,096	$45,444	$41,247	$42,641	$38,154	$37,199	$40,914	$(333)	nm	$115,787	$116,267	$480	nm
Net operating income reconciling items:
Operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	(2,061)	nm	nm	385,006	134,569	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(46,135)	(43,439)	(42,711)	(48,238)	(56,582)	9,891	742	nm	nm	(132,285)	(45,948)	nm	nm

Total net operating income reconciling items	83,461	86,676	82,584	83,440	105,131	(15,191)	(1,319)	nm	nm	252,721	88,621	nm	nm

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008	$39,595	$(84,236)	-68.0%	$368,508	$204,889	$(163,620)	-44.4%

(1)	These adjustments reallocate specific 2009 segment expenses to be consistent with 2010 segment allocations for each quarter presented. These adjustments had no impact on consolidated results.

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Segment Operating Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	YOY Q3		YTD 2009	YTD 2010	YOY YTD
								$ Change	% Change			$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$525,644	$14,949	2.9%	$1,514,754	$1,571,367	$56,613	3.7%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(433,234)	(15,018)	-3.6%	(1,265,564)	(1,317,941)	(52,377)	-4.1%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	92,410	(69)	nm	249,190	253,426	4,236	1.7%
Allocated net investment income	17,678	18,282	16,673	15,669	16,497	15,961	15,595	(1,079)	-6.5%	52,634	48,052	(4,581)	-8.7%
Other, net	8,615	8,990	7,560	8,490	8,782	8,643	7,929	369	4.9%	25,165	25,354	189	nm

Operating revenues	100,970	109,307	116,712	125,130	102,511	108,388	115,933	(779)	nm	326,989	326,833	(157)	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	39,084	2,052	5.5%	95,084	107,123	12,039	12.7%
Amortization of DAC	19,439	20,506	23,003	28,984	17,418	19,128	21,900	(1,103)	-4.8%	62,948	58,447	(4,501)	-7.2%
Insurance commissions	8,876	660	336	2,220	456	404	330	(6)	-1.9%	9,872	1,189	(8,682)	-88.0%
Insurance expenses	11,639	8,848	10,341	8,139	8,687	6,824	9,194	(1,147)	-11.1%	30,828	24,705	(6,124)	-19.9%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	2,843	311	12.3%	7,829	8,458	629	8.0%

Operating benefits and expenses	69,165	64,150	73,245	82,475	62,278	64,294	73,352	106	nm	206,561	199,923	(6,638)	-3.2%

Operating income before income taxes	$31,805	$45,156	$43,467	$42,655	$40,234	$44,095	$42,582	$(885)	-2.0%	$120,429	$126,910	$6,481	5.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$32,941	$4,269	14.9%	$86,326	$105,604	$19,279	22.3%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	37,602	4,258	12.8%	90,617	115,061	24,444	27.0%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	10,620	(97)	nm	32,590	31,146	(1,445)	-4.4%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	2,711	28	1.1%	7,655	6,974	(681)	-8.9%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	83,874	8,459	11.2%	217,188	258,785	41,597	19.2%

Benefits and expenses:
Amortization of DAC	1,936	1,508	1,304	2,506	2,549	3,029	1,361	57	4.4%	4,748	6,938	2,191	46.1%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	1,964	197	11.2%	4,985	5,761	776	15.6%
Sales commissions:									#DIV/0!				#DIV/0!
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	23,474	2,693	13.0%	63,442	75,674	12,232	19.3%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	12,232	1,349	12.4%	29,846	37,858	8,012	26.8%
Other operating expenses	14,705	17,693	16,252	16,878	17,970	17,556	18,266	2,014	12.4%	48,650	53,793	5,143	10.6%

Operating benefits and expenses	48,914	51,771	50,985	56,856	61,246	61,483	57,296	6,311	12.4%	151,671	180,025	28,355	18.7%

Operating income before income taxes	$20,371	$20,717	$24,430	$26,096	$25,447	$26,735	$26,578	$2,148	8.8%	$65,518	$78,760	$13,242	20.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,964	$21,628	$21,018	$19,184	$19,913	$19,663	$21,800	$782	3.7%	$62,610	$61,376	$(1,233)	-2.0%
Ceded premiums	(3,357)	(3,319)	(3,499)	(3,787)	(3,748)	(3,206)	(3,820)	(321)	-9.2%	(10,176)	(10,774)	(598)	-5.9%

Net premiums	16,606	18,309	17,518	15,396	16,165	16,458	17,980	462	2.6%	52,434	50,603	(1,831)	-3.5%
Allocated net investment income	10,100	11,926	13,199	14,818	11,344	12,030	12,260	(939)	-7.1%	35,225	35,634	409	1.2%
Commissions and fees:
Loans	8,832	8,685	7,401	4,738	2,455	1,918	3,527	(3,874)	-52.3%	24,918	7,900	(17,019)	-68.3%
DebtWatchers	—	1	120	386	620	779	845	725	nm	121	2,243	2,123	nm
Prepaid Legal Services	2,438	2,338	2,323	2,316	2,340	2,305	2,287	(35)	-1.5%	7,099	6,932	(166)	-2.3%
Auto and Homeowners Insurance	844	994	994	1,104	1,012	1,372	1,200	206	20.8%	2,832	3,584	752	26.6%
Long-Term Care Insurance	755	719	709	664	679	788	715	6	nm	2,183	2,181	(2)	nm
Other, net	1,903	2,016	2,343	2,600	1,004	1,668	1,600	(743)	-31.7%	6,262	4,271	(1,991)	-31.8%

Operating revenues	41,479	44,988	44,607	42,022	35,618	37,318	40,414	(4,193)	-9.4%	131,074	113,349	(17,725)	-13.5%

Benefits and expenses:
Benefits and claims	10,023	11,625	10,433	9,155	9,626	9,991	10,727	294	2.8%	32,081	30,344	(1,737)	-5.4%
Amortization of DAC	366	360	798	849	400	742	583	(215)	-26.9%	1,525	1,725	200	13.1%
Insurance commissions	2,827	2,845	2,832	1,439	2,438	1,838	2,806	(26)	nm	8,504	7,082	(1,422)	-16.7%
Insurance expenses	3,585	3,493	3,592	3,352	2,759	3,259	2,804	(788)	-21.9%	10,670	8,823	(1,847)	-17.3%
Sales commissions	9,653	9,301	8,513	6,374	4,963	4,603	6,558	(1,955)	-23.0%	27,467	16,124	(11,343)	-41.3%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	12,375	12,375	—	nm
Other operating expenses	17,896	10,894	19,631	18,185	18,298	22,170	18,030	(1,601)	-8.2%	48,421	58,497	10,076	20.8%

Operating benefits and expenses	48,476	42,643	49,925	43,479	42,609	46,727	45,634	(4,291)	-8.6%	141,043	134,970	(6,073)	-4.3%

Operating income before income taxes	$(6,996)	$2,345	$(5,318)	$(1,458)	$(6,992)	$(9,410)	$(5,220)	$98	1.8%	$(9,969)	$(21,621)	$(11,652)	-116.9%

8 of 16

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Term Life Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$525,644	$14,949	2.9%	$1,514,754	$1,571,367	$56,613	3.7%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(433,234)	(15,018)	-3.6%	(1,265,564)	(1,317,941)	(52,377)	-4.1%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	92,410	(69)	nm	249,190	253,426	4,236	1.7%
Allocated net investment income	17,678	18,282	16,673	15,669	16,497	15,961	15,595	(1,079)	-6.5%	52,634	48,052	(4,581)	-8.7%
Other, net	8,615	8,990	7,560	8,490	8,782	8,643	7,929	369	4.9%	25,165	25,354	189	nm

Operating revenues	100,970	109,307	116,712	125,130	102,511	108,388	115,933	(779)	nm	326,989	326,833	(157)	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	39,084	2,052	5.5%	95,084	107,123	12,039	12.7%
Amortization of DAC	19,439	20,506	23,003	28,984	17,418	19,128	21,900	(1,103)	-4.8%	62,948	58,447	(4,501)	-7.2%
Insurance commissions	8,876	660	336	2,220	456	404	330	(6)	-1.9%	9,872	1,189	(8,682)	-88.0%
Insurance expenses	11,639	8,848	10,341	8,139	8,687	6,824	9,194	(1,147)	-11.1%	30,828	24,705	(6,124)	-19.9%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	2,843	311	12.3%	7,829	8,458	629	8.0%

Operating benefits and expenses	69,165	64,150	73,245	82,475	62,278	64,294	73,352	106	nm	206,561	199,923	(6,638)	-3.2%

Operating income before income taxes	$31,805	$45,156	$43,467	$42,655	$40,234	$44,095	$42,582	$(885)	-2.0%	$120,429	$126,910	$6,481	5.4%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	na	na	na	na	$10,138	$21,256	$30,149	na	na	na	$61,544	na	na
Ceded premiums	na	na	na	na	(3,737)	(3,869)	(3,351)	na	na	na	(10,956)	na	na

Net premiums	na	na	na	na	6,401	17,388	26,799	na	na	na	50,587	na	na
Allocated net investment income	na	na	na	na	109	175	318	na	na	na	602	na	na
Other, net	na	na	na	na	8,802	8,675	8,100	na	na	na	25,576	na	na

Operating revenues	na	na	na	na	15,312	26,238	35,216	na	na	na	76,765	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	1,517	5,413	10,343	na	na	na	17,274	na	na
Amortization of DAC	na	na	na	na	968	6,405	7,725	na	na	na	15,099	na	na
Insurance commissions	na	na	na	na	—	0	(1)	na	na	na	(1)	na	na
Insurance expenses	na	na	na	na	18,180	16,050	18,224	na	na	na	52,454	na	na
Interest expense	na	na	na	na	—	(0)	—	na	na	na	(0)	na	na

Operating benefits and expenses	na	na	na	na	20,665	27,869	36,291	na	na	na	84,825	na	na

Operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	$(1,075)	na	na	na	$(8,060)	na	na

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	na	na	na	na	$507,794	$506,536	$495,494	na	na	na	$1,509,824	na	na
Ceded premiums	na	na	na	na	(436,962)	(440,140)	(429,883)	na	na	na	(1,306,985)	na	na

Net premiums	na	na	na	na	70,832	66,396	65,611	na	na	na	202,839	na	na
Allocated net investment income	na	na	na	na	16,388	15,786	15,277	na	na	na	47,451	na	na
Other, net	na	na	na	na	(20)	(32)	(170)	na	na	na	(223)	na	na

Operating revenues	na	na	na	na	87,199	82,150	80,718	na	na	na	250,067	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	31,388	29,721	28,741	na	na	na	89,849	na	na
Amortization of DAC	na	na	na	na	16,450	12,723	14,175	na	na	na	43,349	na	na
Insurance commissions	na	na	na	na	456	404	331	na	na	na	1,190	na	na
Insurance expenses	na	na	na	na	10,047	9,888	9,648	na	na	na	29,584	na	na
Insurance expense allowance	na	na	na	na	(19,541)	(19,114)	(18,678)	na	na	na	(57,333)	na	na
Interest expense	na	na	na	na	2,812	2,803	2,843	na	na	na	8,458	na	na

Operating benefits and expenses	na	na	na	na	41,612	36,425	37,060	na	na	na	115,098	na	na

Operating income before income taxes	na	na	na	na	$45,587	$45,726	$43,657	na	na	na	$134,970	na	na

(1)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(2)	Represents results associated with business subject to the Citi reinsurance transactions.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	YOY Q3		YTD 2009	YTD 2010	YOY YTD
								$ Change	% Change			$ Change	% Change
Key Statistics
Life-insurance licensed sales force, beginning of period	100,651	100,409	100,672	101,095	99,785	97,354	96,066	(4,606)	-4.6%	100,651	99,785	(866)	nm
New life-licensed representatives	9,270	9,978	9,642	8,739	7,366	9,887	9,430	(212)	-2.2%	28,890	26,683	(2,207)	-7.6%
Non-renewal and terminated representatives	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)	(8,624)	595	6.5%	(28,446)	(29,596)	(1,150)	-4.0%

Life-insurance licensed sales force, end of period	100,409	100,672	101,095	99,785	97,354	96,066	96,872	(4,223)	-4.2%	101,095	96,872	(4,223)	-4.2%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$44.3	$51.0	$48.3	$50.2	$43.4	$48.9	$44.1	$(4.2)	-8.6%	$143.5	$136.3	$(7.2)	-5.0%
Additions and increases in premium	10.2	10.8	10.6	11.0	10.8	11.7	10.9	0.3	3.2%	31.6	33.4	1.8	5.7%

Total estimated annualized issued term life premium	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6	$55.0	$(3.8)	-6.5%	$175.1	$169.8	$(5.3)	-3.1%

Issued term life policies	53,023	62,202	58,070	60,542	52,445	60,406	54,373	(3,697)	-6.4%	173,295	167,224	(6,071)	-3.5%
Term life face amount in-force, beginning of period ($mills)	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$14,152	2.2%	$633,467	$650,195	$16,729	2.6%
Issued term life face amount (2)	18,660	21,070	19,909	20,858	17,997	20,042	18,113	(1,796)	-9.0%	59,639	56,152	(3,488)	-5.8%
Terminated term life face amount	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)	(17,836)	172	nm	(54,956)	(52,859)	2,097	3.8%
Foreign currency impact, net	(947)	4,074	5,064	2,683	2,464	(2,146)	826	(4,237)	nm	8,191	1,145	(7,046)	nm

Term life face amount in-force, end of period	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633	$8,292	1.3%	$646,341	$654,633	$8,292	1.3%

New Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$10,138	$21,256	$30,149	nm	nm	na	$61,544	nm	nm
New term life operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	$(1,075)	nm	nm	na	$(8,060)	nm	nm
% of direct premium	na	na	na	na	-52.8%	-7.7%	-3.6%	nm	nm	na	-13.1%	nm	nm
Benefits & expenses, net (3)	na	na	na	na	$6,222	$15,687	$21,418	nm	nm	na	$43,328	nm	nm
% of direct premium	na	na	na	na	61.4%	73.8%	71.0%	nm	nm	na	70.4%	nm	nm
Insurance expenses, net (4)	na	na	na	na	$9,378	$7,375	$10,124	nm	nm	na	$26,877	nm	nm
% of direct premium	na	na	na	na	92.5%	34.7%	33.6%	nm	nm	na	43.7%	nm	nm

Legacy Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$507,794	$506,536	$495,494	nm	nm	na	$1,509,824	nm	nm
Legacy term life operating income before income taxes	na	na	na	na	$45,587	$45,726	$43,657	nm	nm	na	$134,970	nm	nm
% of direct premium	na	na	na	na	9.0%	9.0%	8.8%	nm	nm	na	8.9%	nm	nm

(1)	Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(3)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(4)	Insurance expenses, net - insurance expenses net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Investment & Savings Products Operating Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$32,941	$4,269	14.9%	$86,326	$105,604	$19,279	22.3%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	37,602	4,258	12.8%	90,617	115,061	24,444	27.0%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	10,620	(97)	nm	32,590	31,146	(1,445)	-4.4%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	2,711	28	1.1%	7,655	6,974	(681)	-8.9%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	83,874	8,459	11.2%	217,188	258,785	41,597	19.2%

Benefits and expenses:
Amortization of DAC	1,936	1,508	1,304	2,506	2,549	3,029	1,361	57	4.4%	4,748	6,938	2,191	46.1%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	1,964	197	11.2%	4,985	5,761	776	15.6%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	23,474	2,693	13.0%	63,442	75,674	12,232	19.3%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	12,232	1,349	12.4%	29,846	37,858	8,012	26.8%
Other operating expenses	14,705	17,693	16,252	16,878	17,970	17,556	18,266	2,014	12.4%	48,650	53,793	5,143	10.6%

Operating benefits and expenses	48,914	51,771	50,985	56,856	61,246	61,483	57,296	6,311	12.4%	151,671	180,025	28,355	18.7%

Operating income before income taxes	$20,371	$20,717	$24,430	$26,096	$25,447	$26,735	$26,578	$2,148	8.8%	$65,518	$78,760	$13,242	20.2%

Key Statistics
Product sales ($mills)
Mutual Funds	$445.0	$427.5	$444.4	$504.1	$594.7	$551.0	$474.8	$30.4	6.8%	$1,316.9	$1,620.5	$303.6	23.1%
Variable Annuities / Fixed Annuities / 401(k)	208.4	247.7	217.7	248.8	267.3	308.3	287.5	69.8	32.1%	673.7	863.2	189.4	28.1%

Total sales-based revenue generating product sales	653.4	675.2	662.1	752.9	862.1	859.3	762.3	100.2	15.1%	1,990.7	2,483.7	493.0	24.8%
Segregated Funds	75.4	55.7	59.5	72.5	111.4	64.0	61.6	2.0	3.4%	190.6	237.0	46.4	24.4%

Total product sales	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3	$823.9	$102.3	14.2%	$2,181.2	$2,720.7	$539.4	24.7%

Asset values, beginning of period ($mills)	$24,677	$23,146	$26,496	$30,114	$31,303	$32,670	$29,723	$3,227	12.2%	$24,677	$31,303	$6,626	26.9%
Inflows	729	731	722	825	974	923	824	102	14.2%	2,181	2,721	539	24.7%
Outflows (1)	(816)	(705)	(717)	(758)	(956)	(903)	(876)	(158)	-22.1%	(2,239)	(2,735)	(496)	-22.2%

Net flows	(88)	26	4	67	17	20	(52)	(56)	nm	(57)	(14)	43	nm
Change in market value, net and other (2)	(1,443)	3,323	3,614	1,123	1,350	(2,967)	2,929	(684)	nm	5,494	1,311	(4,183)	nm

Asset values, end of period	$23,146	$26,496	$30,114	$31,303	$32,670	$29,723	$32,600	$2,487	8.3%	$30,114	$32,600	$2,487	8.3%

Average asset values ($mills)
Mutual Funds	$16,818	$18,261	$20,441	$21,795	$22,453	$22,424	$21,919	$1,478	7.2%	$18,507	$22,265	$3,759	20.3%
Variable Annuities / Fixed Annuities / 401(k)	4,926	5,379	6,064	6,539	6,847	6,955	6,954	890	14.7%	5,456	6,918	1,462	26.8%
Segregated Funds	1,510	1,699	1,908	2,041	2,105	2,182	2,184	276	14.5%	1,706	2,157	451	26.5%

Total	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561	$31,056	$2,643	9.3%	$25,669	$31,341	$5,672	22.1%

Average number of fee-generating accounts (thous) (3)	2,904	2,844	2,813	2,790	2,762	2,741	2,715	(98)	-3.5%	2,854	2,739	(114)	-4.0%

Financial Analysis
Sales-based net revenue as % of sales (4)	1.09%	1.17%	1.19%	1.20%	1.18%	1.20%	1.24%	nm	nm	1.15%	1.21%	nm	nm
Asset-based net revenue as % of average asset values (5)	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	nm	nm	0.20%	0.21%	nm	nm
Account-based revenue per average fee generating account (6)	$3.82	$3.79	$3.81	$3.82	$3.70	$3.76	$3.91	nm	nm	11.42	11.37	nm	nm

(1)	Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company’s recordkeeping platform. The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)	Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds
(6)	In whole dollars

11 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended September 30, 2010
(Dollars in thousands)	Market Value	Amortized Cost	Unrealized G/(L)	% of Total		Avg	Avg Rating
				Market Value	Amortized Cost	Book Yield
Investment Portfolio by Asset Class

Cash and cash equivalents	$74,759	$74,759	$—	3.3%	3.6%

Fixed Income:
Treasury	33,985	30,357	3,628	1.5%	1.5%	3.35%	AAA
Government	92,507	80,931	11,576	4.1%	3.9%	4.67%	AA
Tax-Exempt Municipal	7,256	6,675	582	0.3%	0.3%	4.09%	AA
Corporate	1,282,457	1,156,005	126,452	56.8%	55.9%	5.75%	BBB+
Mortgage-Backed	375,068	350,409	24,659	16.6%	16.9%	5.59%	AA+
Asset-Backed	64,975	66,660	(1,685)	2.9%	3.2%	2.17%	AA-
CMBS	159,109	151,389	7,720	7.0%	7.3%	5.29%	AAA
Private	109,155	99,684	9,471	4.8%	4.8%	6.21%	BBB
Redeemable Preferred	424	495	(71)	0.0%	0.0%	35.83%	A-
Convertible	36,826	35,314	1,512	1.6%	1.7%	3.66%	A-

Total Fixed Income	2,161,763	1,977,919	183,844	95.7%	95.6%	5.47%	A

Equities:
Perpetual Preferred	2,253	2,086	166	0.1%	0.1%
Common Stock	12,068	8,897	3,171	0.5%	0.4%
Mutual Fund	4,792	3,110	1,682	0.2%	0.2%
Other	2,370	2,368	3	0.1%	0.1%

Total Equities	21,483	16,460	5,023	1.0%	0.8%

Total Invested Assets	$2,258,005	$2,069,138	$188,867	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$105,734	$99,146	$6,588	8.2%	8.6%
Basic Industry	97,934	87,469	10,465	7.6%	7.6%
Brokerage	18,024	16,263	1,762	1.4%	1.4%
Capital Goods	93,814	85,389	8,425	7.3%	7.4%
Communications	110,109	98,701	11,408	8.6%	8.5%
Consumer Cyclical	62,039	56,083	5,956	4.8%	4.9%
Consumer Non-Cyclical	133,822	116,247	17,575	10.4%	10.1%
Electric	135,103	119,372	15,731	10.5%	10.3%
Energy	78,758	68,842	9,916	6.1%	6.0%
Finance Companies	27,058	22,708	4,350	2.1%	2.0%
Financial Other	8,098	7,450	648	0.6%	0.6%
Industrial Other	22,193	20,243	1,950	1.7%	1.8%
Insurance	122,359	113,186	9,173	9.5%	9.8%
Natural Gas	76,921	68,814	8,107	6.0%	6.0%
REITs	102,422	96,186	6,237	8.0%	8.3%
Technology	54,846	49,596	5,250	4.3%	4.3%
Transportation	27,774	25,318	2,456	2.2%	2.2%
Utility Other	5,449	4,991	458	0.4%	0.4%

Total Corporate portfolio	$1,282,457	$1,156,005	$126,452	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$286,676	$282,142	$4,534	13.3%	14.3%
1-2 Yrs.	208,024	197,725	10,299	9.6%	10.0%
2-5 Yrs.	983,082	904,241	78,841	45.5%	45.7%
5-10 Yrs.	623,245	539,907	83,339	28.8%	27.3%
> 10 Yrs.	60,736	53,904	6,832	2.8%	2.7%

Total Fixed Income	$2,161,763	$1,977,919	$183,844	100.0%	100.0%

Duration

Fixed Income portfolio duration	3.4 years

12 of 16

Investment Portfolio - Quality Ratings As of September 30, 2010	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Amortized Cost	% of Total
Investment Portfolio Quality Ratings (1)
Total Fixed Income portfolio:
Rating
AAA	$553,810	28.0%
AA	157,281	8.0%
A	438,147	22.2%
BBB	689,002	34.8%
Below Investment Grade	137,341	6.9%
NA	2,338	0.1%

Total Fixed Income	$1,977,919	100.0%

Corporate asset class:
Rating
AAA	$350	0.0%
AA	101,184	8.8%
A	372,040	32.2%
BBB	603,088	52.2%
Below Investment Grade	78,213	6.8%
NA	1,130	0.1%

Total Corporate	$1,156,005	100.0%

CMBS asset class:
Rating
AAA	$124,288	82.1%
AA	22,745	15.0%
A	2,949	1.9%
BBB	284	0.2%
Below Investment Grade	1,008	0.7%
NA	115	0.1%

Total CMBS	$151,389	100.0%

Asset-Backed asset class:
Rating
AAA	$48,841	73.3%
AA	1,450	2.2%
A	—	—
BBB	3,381	5.1%
Below Investment Grade	12,988	19.5%
NA	—	—

Total Asset-Backed	$66,660	100.0%

Private asset class:
Rating
AAA	$310	0.3%
AA	4,600	4.6%
A	19,228	19.3%
BBB	51,702	51.9%
Below Investment Grade	23,844	23.9%
NA	—	—

Total Private	$99,684	100.0%

Mortgage-Backed asset class:
Rating
AAA	$316,508	90.3%
AA	811	0.2%
A	4,290	1.2%
BBB	9,832	2.8%
Below Investment Grade	18,968	5.4%
NA	—	—

Total Mortgage-Backed	$350,409	100.0%

Treasury & Government asset classes:
Rating
AAA	$63,204	56.8%
AA	20,687	18.6%
A	20,518	18.4%
BBB	6,879	6.2%
Below Investment Grade	—	—
NA	—	—

Total Treasury & Government	$111,287	100.0%

NAIC Designations
1	$1,069,242	58.1%
2	659,970	35.9%
3	74,076	4.0%
4	28,671	1.6%
5	4,710	0.3%
6	2,144	0.1%

U.S. Insurer Fixed Income (2)	1,838,815	100.0%
Other (3)	155,564
Cash and cash equivalents	74,759

Total Invested Assets	$2,069,138

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies’ fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of September 30, 2010	PRIMERICA, INC.
Financial Supplement

	2004 and Prior	2005	2006	2007	2008	2009	2010	Total
(Dollars in thousands)	Amortized Cost by Vintage
Commercial Mortgage-Backed Securities
Current Rating:
AAA	$72,681	$21,975	$9,410	$7,982	$2,281	$5,920	$4,039	$124,288
AA	12,484	10,261	—	—	—	—	—	22,745
A	2,749	—	200	—	—	—	—	2,949
BBB	284	—	—	—	—	—	—	284
BB	394	—	—	—	—	—	—	394
B	275	—	—	—	—	—	—	275
CCC and lower	228	226	—	—	—	—	—	454

Total	$89,095	$32,462	$9,610	$7,982	$2,281	$5,920	$4,039	$151,389

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$3,808	$1,149	$932	$606	$89	$443	$(1)	$7,026
AA	179	(145)	—	—	—	—	—	34
A	196	—	10	—	—	—	—	206
BBB	(183)	—	—	—	—	—	—	(183)
BB	478	—	—	—	—	—	—	478
B	143	—	—	—	—	—	—	143
CCC and lower	15	2	—	—	—	—	—	17

Total	$4,636	$1,005	$941	$606	$89	$443	$(1)	$7,720

	Amortized Cost by Vintage
Prime Residential Mortgage-Backed Securities
Current Rating:
AAA	$161,551	$32,168	$32,813	$51,681	$36,532	$—	$—	$314,745
AA	—	—	—	—	—	—	—	—
A	998	3,292	—	—	—	—	—	4,290
BBB	—	9,832	—	—	—	—	—	9,832
BB	—	5,452	—	—	—	—	—	5,452
B	—	2,958	—	—	—	—	—	2,958
CCC and lower	—	1,636	—	1,700	—	—	—	3,336

Total	$162,549	$55,338	$32,813	$53,382	$36,532	$—	$—	$340,613

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$13,954	$1,486	$2,729	$4,106	$3,192	$—	$—	$25,467
AA	—	—	—	—	—	—	—	—
A	21	115	—	—	—	—	—	136
BBB	—	(451)	—	—	—	—	—	(451)
BB	—	(208)	—	—	—	—	—	(208)
B	—	(59)	—	—	—	—	—	(59)
CCC and lower	—	(25)	—	77	—	—	—	51

Total	$13,975	$858	$2,729	$4,183	$3,192	$—	$—	$24,936

	Amortized Cost by Vintage
Alt-A Residential Mortgage-Backed Securities
Current Rating:
AAA	$—	$1,763	$—	$—	$—	$—	$—	$1,763
AA	811	—	—	—	—	—	—	811
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	—	3,651	—	—	—	—	—	3,651
CCC and lower	3,261	311	—	—	—	—	—	3,572

Total	$4,072	$5,724	$—	$—	$—	$—	$—	$9,796

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$43	$—	$—	$—	$—	$—	$43
AA	21	—	—	—	—	—	—	21
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	—	(283)	—	—	—	—	—	(283)
CCC and lower	(25)	(33)	—	—	—	—	—	(59)

Total	$(4)	$(274)	$—	$—	$—	$—	$—	$(278)

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net Investment Income by Source
Bonds & notes	na	na	na	na	$83,814	$27,796	$28,350
Preferred and common stocks	na	na	na	na	1,239	164	189
Deposit asset underlying 10% reinsurance treaty	na	na	na	na	—	1,551	624
Policy loans	na	na	na	na	336	341	326
Cash & cash equivalents	na	na	na	na	283	85	103
Other	na	na	na	na	—	55	—

Total investment income	na	na	na	na	85,671	29,992	29,591
Investment expenses	na	na	na	na	3,095	2,001	1,737

Net investment income	na	na	na	na	$82,576	$27,991	$27,855

Fixed income average book yield	na	na	na	na	5.79%	5.72%	5.47%
New money yield					3.48%	2.43%	2.50%

Fixed Income Portfolio Quality Ratings
Rating
AAA	na	na	na	na	32.5%	31.4%	28.0%
AA	na	na	na	na	7.9%	6.9%	8.0%
A	na	na	na	na	21.2%	21.4%	22.2%
BBB	na	na	na	na	30.8%	32.4%	34.8%
Below Investment Grade	na	na	na	na	7.1%	7.8%	6.9%
NA	na	na	na	na	0.4%	0.1%	0.1%

Total Fixed Income	na	na	na	na	100.0%	100.0%	100.0%
Average rating by amortized cost	na	na	na	na	A	A	A

		As of September 30, 2010
		Market Value	Amortized Cost	Credit Rating
Top 25 Exposures

1	Government of Canada	$37,408	$33,413	AAA
2	Verizon Communications Inc	15,780	13,513	A
3	General Electric Co	15,615	13,693	AA
4	National Rural Utilities Cooperative	15,465	11,949	A+
5	Bank of America Corp	14,076	12,703	A
6	ConocoPhillips	11,312	9,495	A
7	Enel SpA	11,170	10,539	A-
8	Edison International	11,170	11,170	B+
9	Medtronic Inc	10,800	10,426	AA-
10	AT&T Inc	10,341	8,767	A
11	Toyota Motor Corp	10,200	10,070	AA
12	Banco Santander SA	9,889	9,818	AA
13	Loews Corp	9,843	9,015	BBB
14	Reynolds American Inc	9,604	7,857	BBB
15	Amgen Inc	9,486	9,299	A+
16	Iberdrola SA	9,337	8,467	BBB+
17	Transocean Ltd	8,967	8,471	BBB
18	Altria Group Inc	8,682	6,881	BBB
19	Roche Holding AG	8,387	6,912	AA-
20	Vale SA	7,995	7,101	BBB+
21	Province of Ontario Canada	7,990	6,489	AA-
22	ArcelorMittal	7,895	6,576	BBB
23	Montpelier Re Holdings Ltd	7,748	7,207	BBB
24	Lockheed Martin Corp	7,631	6,941	A-
25	France Telecom SA	7,551	7,091	A-

	Total	$284,342	$253,863

	% of total fixed income portfolio	13.2%	12.8%

	As of September 30, 2010
	Market Value	Amortized Cost
Foreign Exposure (1)

Canada	$62,101	$56,689
United Kingdom	59,004	54,059
Australia	40,616	36,282
France	25,580	23,864
Spain	19,624	19,102
Japan	18,283	18,062
Italy	14,356	13,537
Emerging Markets (2)	37,318	32,983
All Other	89,778	79,206

Total	$366,661	$333,783

Government Investments

AAA	$517	$495
AA	2,928	2,572
A	10,642	9,623
BBB	8,061	6,879
Below Investment Grade	—	—
NA	—	—

Total	$22,148	$19,569

Non-Government Investments

AAA	$—	$—
AA	52,752	49,416
A	115,217	106,030
BBB	149,927	134,332
Below Investment Grade	24,420	23,436
NA	2,198	1,000

Total	$344,514	$314,214

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Brazil, Chile, Colombia, India, Korea, Mexico, Peru, Poland and South Africa

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2005	2006	2007	2008	2009	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Recruits	215,615	204,316	220,950	235,125	221,920	57,623	57,453	58,654	48,190	58,085	65,245	58,178

Life-insurance licensed sales force, beginning of period	100,979	97,105	96,532	97,125	100,651	100,651	100,409	100,672	101,095	99,785	97,354	96,066
New life-licensed representatives	35,812	35,233	36,308	39,383	37,629	9,270	9,978	9,642	8,739	7,366	9,887	9,430
Non-renewal and terminated representatives	(39,686)	(35,806)	(35,715)	(35,857)	(38,495)	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)	(8,624)

Life-insurance licensed sales force, end of period	97,105	96,532	97,125	100,651	99,785	100,409	100,672	101,095	99,785	97,354	96,066	96,872

Issued term life policies	251,442	245,520	244,733	241,173	233,837	53,023	62,202	58,070	60,542	52,445	60,406	54,373

Issued term life face amount	$83,481	$84,503	$87,619	$87,279	$80,497	$18,660	$21,070	$19,909	$20,858	$17,997	$20,042	$18,113

Term life face amount in-force, beginning of period	$536,922	$572,155	$599,470	$632,086	$633,467	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530
Issued term life face amount	83,481	84,503	87,619	87,279	80,497	18,660	21,070	19,909	20,858	17,997	20,042	18,113
Terminated term life face amount	(51,092)	(57,277)	(64,966)	(72,008)	(74,642)	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)	(17,836)
Foreign currency impact, net	2,844	90	9,963	(13,891)	10,873	(947)	4,074	5,064	2,683	2,464	(2,146)	826

Term life face amount in-force, end of period	$572,155	$599,470	$632,086	$633,467	$650,195	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633

Estimated annualized issued term life premium
Premium from new policies	$201.8	$204.7	$208.9	$205.0	$193.7	$44.3	$51.0	$48.3	$50.2	$43.4	$48.9	$44.1
Additions and increases in premium	35.3	41.1	43.4	43.0	42.6	10.2	10.8	10.6	11.0	10.8	11.7	10.9

Total estimated annualized issued term life premium	$237.1	$245.8	$252.4	$248.0	$236.3	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6	$55.0

Investment & Savings product sales	$4,174.3	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3	$823.9

Investment & Savings average client account values	$28,474	$32,117	$36,696	$32,476	$26,905	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561	$31,056

16 of 16